TLD FUNDING GROUP
                            8900 N CENTRAL, SUITE 214
                             PHOENIX, ARIZONA 85020
                                 (602) 678-4079
                               (602) 906-9549 FAX


                            LINE OF CREDIT AGREEMENT

This agreement entered into on February 5, 1999 by; SITEK, Incorporated and CMP Solutions, Inc., jointly and severally responsible "debtor" and TLD Funding Group "maker".

                                   WITNESSETH

The maker agrees to provide the debtor a line of credit for the conditions set for below.

                              TERMS AND CONDITIONS

Take down amount:        $207,181.00

Term:                    24 Months

Interest:                1.5% monthly on unpaid balance

Minimum Monthly Pmt:     $3,107.22

Payment Due Date:        15th of each month

Application of Payment:  Interest and then principle

Late Payments:           Upon failure to make payments within 10 days of due
                         date, the undersigned shall pay all reasonable legal fees and cost of collections.

Prepayment Penalty:      None


Company: SITEK, Incorporated            TLD Funding Group

/s/ Don M. Jackson, Jr.                 /s/ John Balding
------------------------------          ------------------------------
Don M. Jackson, Jr., President          John Balding


Company: CMP Solutions, Inc.

/s/ Mark Simon
------------------------------
Mark Simon